The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly,

the correct answer is as follows (in 000's):

A-Class

Janus Asia Equity Fund $3

Janus Balanced Fund $9,283

Janus Contrarian Fund $9

Janus Emerging Markets Fund $1

Janus Enterprise Fund $0

Janus Forty Fund $0

Janus Fund $5

Janus Global Life Sciences Fund $151

Janus Global Real Estate Fund $278

Janus Global Research Fund $95

Janus Global Select Fund $40

Janus Global Technology Fund $0

Janus Growth and Income Fund $361

Janus International Equity Fund $195

Janus Overseas Fund $171

Janus Research Fund $0

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $291

Perkins International Value Fund $8

C-Class

Janus Asia Equity Fund $2

Janus Balanced Fund $10,436

Janus Contrarian Fund $0

Janus Emerging Markets Fund $1

Janus Enterprise Fund $0

Janus Forty Fund $0

Janus Fund $0

Janus Global Life Sciences Fund $0

Janus Global Real Estate Fund $155

Janus Global Research Fund $0

Janus Global Select Fund $3

Janus Global Technology Fund $0

Janus Growth and Income Fund $196

Janus International Equity Fund $45

Janus Overseas Fund $0

Janus Research Fund $0

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $94

Perkins International Value Fund $4

D-Class

Janus Asia Equity Fund $71

Janus Balanced Fund $17,371

Janus Contrarian Fund $6,330

Janus Emerging Markets Fund $106

Janus Enterprise Fund $1,299

Janus Forty Fund $0

Janus Fund $18,183

Janus Global Life Sciences Fund $3,588

Janus Global Real Estate Fund $981

Janus Global Research Fund $10,552

Janus Global Select Fund $15,154

Janus Global Technology Fund $0

Janus Growth and Income Fund $39,296

Janus International Equity Fund $218

Janus Overseas Fund $8,216

Janus Research Fund $6,951

Janus Triton Fund $1,271

Janus Twenty Fund $65,098

Janus Venture Fund $0

Perkins Global Value Fund $1,736

Perkins International Value Fund $59

I-Class

Janus Asia Equity Fund $37

Janus Balanced Fund $20,873

Janus Contrarian Fund $371

Janus Emerging Markets Fund $438

Janus Enterprise Fund $4,675

Janus Forty Fund $0

Janus Fund $298

Janus Global Life Sciences Fund $1,388

Janus Global Real Estate Fund $3,049

Janus Global Research Fund $1,274

Janus Global Select Fund $236

Janus Global Technology Fund $0

Janus Growth and Income Fund $1,027

Janus International Equity Fund $727

Janus Overseas Fund $704

Janus Research Fund $853

Janus Triton Fund $2,376

Janus Venture Fund $0

Perkins Global Value Fund $743

Perkins International Value Fund $152

N-Class

Janus Balanced Fund $24,122

Janus Enterprise Fund $4,078

Janus Forty Fund $0

Janus Fund $215

Janus Global Technology Fund $0

Janus International Equity Fund $1,561

Janus Overseas Fund $393

Janus Research Fund $848

Janus Triton Fund $2,159

Janus Venture Fund $0

Perkins Global Value Fund $61

Perkins International Value Fund $39

R-Class

Janus Balanced Fund $3,244

Janus Contrarian Fund $0

Janus Enterprise Fund $0

Janus Forty Fund $0

Janus Fund $0

Janus Global Research Fund $12

Janus Global Select Fund $2

Janus Growth and Income Fund $36

Janus International Equity Fund $28

Janus Overseas Fund $206

Janus Triton Fund $0

Janus Research Fund $0

S-Class

Janus Asia Equity Fund $4

Janus Balanced Fund $6,715

Janus Contrarian Fund $0

Janus Emerging Markets Fund $0

Janus Enterprise Fund $0

Janus Forty Fund $0

Janus Fund $0

Janus Global Life Sciences Fund $2

Janus Global Real Estate Fund $80

Janus Global Research Fund $295

Janus Global Select Fund $2

Janus Global Technology Fund $0

Janus Growth and Income Fund $293

Janus International Equity Fund $102

Janus Overseas Fund $1,247

Janus Research Fund $4

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $1

Perkins International Value Fund $5

T-Class

Janus Asia Equity Fund $4

Janus Balanced Fund $53,077

Janus Contrarian Fund $1,939

Janus Emerging Markets Fund $79

Janus Enterprise Fund $2,240

Janus Forty Fund $0

Janus Fund $3,490

Janus Global Life Sciences Fund $2,142

Janus Global Real Estate Fund $1,570

Janus Global Research Fund $6,561

Janus Global Select Fund $4,846

Janus Global Technology Fund $0

Janus Growth and Income Fund $19,513

Janus International Equity Fund $64

Janus Overseas Fund $6,647

Janus Research Fund $2,538

Janus Triton Fund $1,850

Janus Twenty Fund $21,735

Janus Venture Fund $0

Perkins Global Value Fund $1,074

Perkins International Value Fund $14

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly,

the correct answer is as follows:

A-Class

Janus Asia Equity Fund $0.1121

Janus Balanced Fund $0.3265

Janus Contrarian Fund $0.0041

Janus Emerging Markets Fund $0.0487

Janus Enterprise Fund $0.0000

Janus Forty Fund $0.0000

Janus Fund $0.0121

Janus Global Life Sciences Fund $0.0277

Janus Global Real Estate Fund $0.2586

Janus Global Research Fund $0.3226

Janus Global Select Fund $0.1209

Janus Global Technology Fund $0.0000

Janus Growth and Income Fund $0.6363

Janus International Equity Fund $0.1502

Janus Overseas Fund $0.2127

Janus Research Fund $0.0000

Janus Triton Fund $0.0000

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.2512

Perkins International Value Fund $0.2187

C-Class

Janus Asia Equity Fund $0.0393

Janus Balanced Fund $0.2324

Janus Contrarian Fund $0.0000

Janus Emerging Markets Fund $0.0170

Janus Enterprise Fund $0.0000

Janus Forty Fund $0.0000

Janus Fund $0.0000

Janus Global Life Sciences Fund $0.0000

Janus Global Real Estate Fund $0.2394

Janus Global Research Fund $0.0000

Janus Global Select Fund $0.0138

Janus Global Technology Fund $0.0000

Janus Growth and Income Fund $0.4781

Janus International Equity Fund $0.0613

Janus Overseas Fund $0.0000

Janus Research Fund $0.0000

Janus Triton Fund $0.0000

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.1414

Perkins International Value Fund $0.1449

D-Class

Janus Asia Equity Fund $0.0184

Janus Balanced Fund $0.3627

Janus Contrarian Fund $0.0657

Janus Emerging Markets Fund $0.0836

Janus Enterprise Fund $0.0868

Janus Forty Fund $0.0000

Janus Fund $0.1136

Janus Global Life Sciences Fund $0.1335

Janus Global Real Estate Fund $0.2859

Janus Global Research Fund $0.5189

Janus Global Select Fund $0.1475

Janus Global Technology Fund $0.0000

Janus Growth and Income Fund $0.6711

Janus International Equity Fund $0.1886

Janus Overseas Fund $0.3337

Janus Research Fund $0.1171

Janus Triton Fund $0.0335

Janus Twenty Fund $0.6308

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.2781

Perkins International Value Fund $0.2353

I-Class

Janus Asia Equity Fund $0.1335

Janus Balanced Fund $0.3723

Janus Contrarian Fund $0.0775

Janus Emerging Markets Fund $0.0904

Janus Enterprise Fund $0.1614

Janus Forty Fund $0.0000

Janus Fund $0.1200

Janus Global Life Sciences Fund $0.1657

Janus Global Real Estate Fund $0.2918

Janus Global Research Fund $0.5776

Janus Global Select Fund $0.1626

Janus Global Technology Fund $0.0000

Janus Growth and Income Fund $0.6869

Janus International Equity Fund $0.2045

Janus Overseas Fund $0.3253

Janus Research Fund $0.1512

Janus Triton Fund $0.0406

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.2954

Perkins International Value Fund $0.2416

N-Class

Janus Balanced Fund $0.3831

Janus Enterprise Fund $0.2134

Janus Forty Fund $0.0000

Janus Fund $0.1662

Janus Global Technology Fund $0.0000

Janus International Equity Fund $0.2129

Janus Overseas Fund $0.3759

Janus Research Fund $0.1862

Janus Triton Fund $0.0574

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.3051

Perkins International Value Fund $0.2488

R-Class

Janus Balanced Fund $0.2858

Janus Contrarian Fund $0.0000

Janus Enterprise Fund $0.0000

Janus Forty Fund $0.0000

Janus Global Research Fund $0.1542

Janus Fund $0.0000

Janus Global Select Fund $0.0751

Janus Growth and Income Fund $0.5427

Janus International Equity Fund $0.1127

Janus Overseas Fund $0.1570

Janus Research Fund $0.0000

Janus Triton Fund $0.0000

S-Class

Janus Asia Equity Fund $0.0963

Janus Balanced Fund $0.3123

Janus Contrarian Fund $0.0000

Janus Emerging Markets Fund $0.0000

Janus Enterprise Fund $0.0000

Janus Forty Fund $0.0000

Janus Fund $0.0000

Janus Global Life Sciences Fund $0.0070

Janus Global Real Estate Fund $0.2676

Janus Global Research Fund $0.2826

Janus Global Select Fund $0.1034

Janus Global Technology Fund $0.0000

Janus Growth and Income Fund $0.5948

Janus International Equity Fund $0.1433

Janus Overseas Fund $0.2229

Janus Research Fund $0.0428

Janus Triton Fund $0.0000

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.1683

Perkins International Value Fund $0.2129

T-Class

Janus Asia Equity Fund $0.0846

Janus Balanced Fund $0.3482

Janus Contrarian Fund $0.0498

Janus Emerging Markets Fund $0.0810

Janus Enterprise Fund $0.0653

Janus Forty Fund $0.0000

Janus Fund $0.0789

Janus Global Life Sciences Fund $0.0793

Janus Global Real Estate Fund $0.2817

Janus Global Research Fund $0.4708

Janus Global Select Fund $0.1404

Janus Global Technology Fund $0.0000

Janus Growth and Income Fund $0.6505

Janus International Equity Fund $0.1736

Janus Overseas Fund $0.3082

Janus Research Fund $0.0765

Janus Triton Fund $0.0177

Janus Twenty Fund $0.5499

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.2677

Perkins International Value Fund $0.2287

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly,

the correct answer is as follows (in 000's):

A-Class

Janus Asia Equity Fund $26

Janus Balanced Fund $23,036

Janus Contrarian Fund $1,160

Janus Emerging Markets Fund $17

Janus Enterprise Fund $6,182

Janus Forty Fund $6,557

Janus Fund $403

Janus Global Life Sciences Fund $3,514

Janus Global Real Estate Fund $537

Janus Global Research Fund $225

Janus Global Select Fund $285

Janus Global Technology Fund $603

Janus Growth and Income Fund $593

Janus International Equity Fund $0

Janus Overseas Fund $644

Janus Research Fund $399

Janus Triton Fund $19,441

Janus Venture Fund $402

Perkins Global Value Fund $617

Perkins International Value Fund $30

C-Class

Janus Asia Equity Fund $40

Janus Balanced Fund $43,230

Janus Contrarian Fund $1,915

Janus Emerging Markets Fund $44

Janus Enterprise Fund $2,593

Janus Forty Fund $9,198

Janus Fund $183

Janus Global Life Sciences Fund $3,646

Janus Global Real Estate Fund $617

Janus Global Research Fund $137

Janus Global Select Fund $190

Janus Global Technology Fund $328

Janus Growth and Income Fund $439

Janus International Equity Fund $0

Janus Overseas Fund $594

Janus Research Fund $475

Janus Triton Fund $9,160

Janus Venture Fund $209

Perkins Global Value Fund $611

Perkins International Value Fund $26

D-Class

Janus Asia Equity Fund $907

Janus Balanced Fund $48,323

Janus Contrarian Fund $96,619

Janus Emerging Markets Fund $1,499

Janus Enterprise Fund $15,285

Janus Fund $163,519

Janus Forty Fund $277

Janus Global Life Sciences Fund $25,583

Janus Global Real Estate Fund $3,343

Janus Global Research Fund $19,927

Janus Global Select Fund $100,081

Janus Global Technology Fund $36,332

Janus Growth and Income Fund $61,401

Janus International Equity Fund $0

Janus Overseas Fund $23,596

Janus Research Fund $60,941

Janus Triton Fund $38,605

Janus Twenty Fund $102,722

Janus Venture Fund $21,077

Perkins Global Value Fund $6,140

Perkins International Value Fund $281

I-Class

Janus Asia Equity Fund $917

Janus Balanced Fund $59,714

Janus Contrarian Fund $6,325

Janus Emerging Markets Fund $7,154

Janus Enterprise Fund $35,888

Janus Forty Fund $26,303

Janus Fund $2,082

Janus Global Life Sciences Fund $9,984

Janus Global Real Estate Fund $10,144

Janus Global Research Fund $2,391

Janus Global Select Fund $2,739

Janus Global Technology Fund $2,039

Janus Growth and Income Fund $1,577

Janus International Equity Fund $0

Janus Overseas Fund $2,091

Janus Research Fund $5,856

Janus Triton Fund $66,226

Janus Venture Fund $3,537

Perkins Global Value Fund $7,681

Perkins International Value Fund $677

N-Class

Janus Balanced Fund $65,085

Janus Enterprise Fund $24,021

Janus Forty Fund $4,554

Janus Fund $1,098

Janus Global Technology Fund $2

Janus International Equity Fund $0

Janus Overseas Fund $2,478

Janus Research Fund $4,953

Janus Triton Fund $44,356

Janus Venture Fund $1,714

Perkins Global Value Fund $207

Perkins International Value Fund $3,596

R-Class

Janus Balanced Fund $11,106

Janus Contrarian Fund $49

Janus Enterprise Fund $1,689

Janus Forty Fund $4,027

Janus Fund $130

Janus Global Research Fund $82

Janus Global Select Fund $22

Janus Growth and Income Fund $69

Janus International Equity Fund $0

Janus Overseas Fund $1,215

Janus Triton Fund $11,331

Janus Research Fund $1

S-Class

Janus Asia Equity Fund $41

Janus Balanced Fund $20,620

Janus Contrarian Fund $197

Janus Emerging Markets Fund $20

Janus Enterprise Fund $5,519

Janus Forty Fund $16,896

Janus Fund $556

Janus Global Life Sciences Fund $320

Janus Global Real Estate Fund $259

Janus Global Research Fund $972

Janus Global Select Fund $28

Janus Global Technology Fund $285

Janus Growth and Income Fund $508

Janus International Equity Fund $0

Janus Overseas Fund $5,222

Janus Research Fund $108

Janus Triton Fund $17,405

Janus Venture Fund $668

Perkins Global Value Fund $3

Perkins International Value Fund $23

T-Class

Janus Asia Equity Fund $51

Janus Balanced Fund $151,705

Janus Contrarian Fund $38,028

Janus Emerging Markets Fund $770

Janus Enterprise Fund $37,983

Janus Forty Fund $2,932

Janus Fund $44,582

Janus Global Life Sciences Fund $24,823

Janus Global Real Estate Fund $4,895

Janus Global Research Fund $13,624

Janus Global Select Fund $33,517

Janus Global Technology Fund $17,547

Janus Growth and Income Fund $30,977

Janus International Equity Fund $0

Janus Overseas Fund $20,117

Janus Research Fund $32,065

Janus Triton Fund $103,442

Janus Twenty Fund $39,002

Janus Venture Fund $13,310

Perkins Global Value Fund $3,707

Perkins International Value Fund $83

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly,

the correct answer is as follows:

A-Class

Janus Asia Equity Fund $10.06

Janus Balanced Fund $30.53

Janus Contrarian Fund $19.87

Janus Emerging Markets Fund $8.99

Janus Enterprise Fund $99.49

Janus Forty Fund $30.96

Janus Fund $36.31

Janus Global Life Sciences Fund $49.94

Janus Global Real Estate Fund $10.53

Janus Global Research Fund $68.49

Janus Global Select Fund $14.22

Janus Global Technology Fund $25.67

Janus Growth and Income Fund $47.91

Janus International Equity Fund $0

Janus Overseas Fund $28.34

Janus Research Fund $43.19

Janus Triton Fund $24.95

Janus Venture Fund $68.35

Perkins Global Value Fund $13.82

Perkins International Value Fund $10.51

C-Class

Janus Asia Equity Fund $10.02

Janus Balanced Fund $30.29

Janus Contrarian Fund $18.82

Janus Emerging Markets Fund $8.87

Janus Enterprise Fund $93.58

Janus Forty Fund $26.62

Janus Fund $34.81

Janus Global Life Sciences Fund $46.74

Janus Global Real Estate Fund $10.40

Janus Global Research Fund $67.19

Janus Global Select Fund $13.86

Janus Global Technology Fund $23.94

Janus Growth and Income Fund $47.37

Janus International Equity Fund $0

Janus Overseas Fund $27.83

Janus Research Fund $41.20

Janus Triton Fund $23.43

Janus Venture Fund $64.64

Perkins Global Value Fund $13.54

Perkins International Value Fund $10.48

D-Class

Janus Asia Equity Fund $10.15

Janus Balanced Fund $30.59

Janus Contrarian Fund $19.90

Janus Emerging Markets Fund $8.94

Janus Enterprise Fund $101.56

Janus Fund $36.61

Janus Forty Fund $30.02

Janus Global Life Sciences Fund $50.63

Janus Global Real Estate Fund $10.60

Janus Global Research Fund $67.71

Janus Global Select Fund $14.12

Janus Global Technology Fund $26.13

Janus Growth and Income Fund $47.96

Janus International Equity Fund $0

Janus Overseas Fund $28.04

Janus Research Fund $43.51

Janus Triton Fund $25.38

Janus Twenty Fund $60.19

Janus Venture Fund $69.85

Perkins Global Value Fund $13.95

Perkins International Value Fund $10.48

Janus Forty Fund $30.02

I-Class

Janus Asia Equity Fund $10.14

Janus Balanced Fund $30.60

Janus Contrarian Fund $19.92

Janus Emerging Markets Fund $8.97

Janus Enterprise Fund $102.04

Janus Forty Fund $31.78

Janus Fund $36.79

Janus Global Life Sciences Fund $50.68

Janus Global Real Estate Fund $10.58

Janus Global Research Fund $68.63

Janus Global Select Fund $14.16

Janus Global Technology Fund $26.31

Janus Growth and Income Fund $47.98

Janus International Equity Fund $0

Janus Overseas Fund $28.15

Janus Research Fund $43.45

Janus Triton Fund $25.52

Janus Venture Fund $70.07

Perkins Global Value Fund $13.72

Perkins International Value Fund $10.47

N-Class

Janus Balanced Fund $30.57

Janus Enterprise Fund $102.31

Janus Forty Fund $31.85

Janus Fund $36.66

Janus Global Technology Fund $26.02

Janus International Equity Fund $0

Janus Overseas Fund $27.99

Janus Research Fund $43.46

Janus Triton Fund $25.58

Janus Venture Fund $70.37

Perkins Global Value Fund $13.66

Perkins International Value Fund $10.49

R-Class

Janus Balanced Fund $30.37

Janus Contrarian Fund $19.46

Janus Enterprise Fund $96.99

Janus Forty Fund $28.38

Janus Fund $35.71

Janus Global Research Fund $67.95

Janus Global Select Fund $14.09

Janus Growth and Income Fund $47.68

Janus International Equity Fund $0

Janus Overseas Fund $27.84

Janus Triton Fund $24.37

Janus Research Fund $43.48

S-Class

Janus Asia Equity Fund $10.09

Janus Balanced Fund $30.51

Janus Contrarian Fund $19.86

Janus Emerging Markets Fund $9.02

Janus Enterprise Fund $99.10

Janus Forty Fund $30.00

Janus Fund $36.62

Janus Global Life Sciences Fund $49.38

Janus Global Real Estate Fund $10.51

Janus Global Research Fund $68.63

Janus Global Select Fund $14.30

Janus Global Technology Fund $25.38

Janus Growth and Income Fund $47.89

Janus International Equity Fund $0

Janus Overseas Fund $28.07

Janus Research Fund $42.68

Janus Triton Fund $24.75

Janus Venture Fund $67.90

Perkins Global Value Fund $14.10

Perkins International Value Fund $10.53

T-Class

Janus Asia Equity Fund $10.03

Janus Balanced Fund $30.55

Janus Contrarian Fund $19.89

Janus Emerging Markets Fund $8.95

Janus Enterprise Fund $101.00

Janus Forty Fund $30.38

Janus Fund $36.73

Janus Global Life Sciences Fund $50.48

Janus Global Real Estate Fund $10.58

Janus Global Research Fund $67.65

Janus Global Select Fund $14.15

Janus Global Technology Fund $26.02

Janus Growth and Income Fund $47.93

Janus International Equity Fund $0

Janus Overseas Fund $28.08

Janus Research Fund $43.52

Janus Triton Fund $25.23

Janus Twenty Fund $60.23

Janus Venture Fund $69.13

Perkins Global Value Fund $13.93

Perkins International Value Fund $10.48